Lease	12 Months Ended
Dec. 31, 2025
Lease [Abstract]
Lease

Note 9. Lease

The Group leases factories and stores under non-cancellable operating leases, with terms ranging from two to twenty years. The Group considers those renewal or termination options that are reasonably certain to be exercised in the determination of the lease term and initial measurement of right-of-use assets and lease liabilities. Lease expense for operating lease payments is recognized on a straight-line basis over the lease term. Leases with an initial term of 12 months or less are not recorded on the balance sheet.

As of December 31, 2025 and 2024, the remaining lease term was an average of 10.29 years and 4.50 years, respectively. The Group’s lease agreements do not provide a readily determinable implicit rate, nor is such rate available from the Group’s lessors. Instead, the Group estimates its incremental borrowing rate based on the weighted average borrowing rate for bank loans in order to discount lease payments to present value. The weighted average discount rate of the Group’s operating leases was 3.5% and 5.59% per annum as of December 31, 2025 and 2024, respectively.

Supplemental balance sheet information related to operating leases from the Group’s operations was as follows:

	As of December 31, 2025	As of December 31, 2024
Right-of-use assets	$3,520,386	$300,664
Lease liabilities, current	9,765	87,648
Lease liabilities, non-current	5,833	278,282
Total lease liabilities	$15,598	$365,930

The following table presents maturity of lease liabilities as of December 31, 2025:

Twelve months ending December 31,	As of December 31, 2025
2026	$10,075
2027	5,876
Total future minimum lease payments	15,951
Less: imputed interest	(353)
Total	$15,598

Amortization expenses were $188,547, $91,368 and $134,971 for the years ended December 31, 2025, 2024 and 2023, respectively.